Principal Funds, Inc.
Supplement dated June 17, 2016
to the Statutory Prospectus dated March 29, 2016
(as supplemented on May 31, 2016)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR DIVERSIFIED REAL ASSET
Under Performance, delete the Average Annual Total Returns table and replace with the following:

Average Annual Total Returns
For the periods ended 12/31/2014	1 Year	Life of Fund
Class R-3 Return Before Taxes	1.98%	6.04%
Class R-3 Return After Taxes on Distributions	1.14%	5.31%
Class R-3 Return After Taxes on Distributions and Sale of Fund Shares	1.23%	4.56%
Class R-4 Return Before Taxes	2.17%	6.24%
Class R-5 Return Before Taxes	2.30%	6.37%
Barclays U.S. Treasury TIPS Index (reflects no deduction for fees, expenses, or taxes)	3.64%	4.06%
S&P Global Infrastructure Index (reflects no deduction for fees, expenses, or taxes)	12.12%	8.43%
S&P Global Natural Resources Index (reflects no deduction for fees, expenses, or taxes)	(10.18)%	(1.67)%
Bloomberg Commodity Index (reflects no deduction for fees, expenses, or taxes)	(17.01)%	(4.85)%
FTSE EPRA/NAREIT Developed Markets Index (reflects no deduction for fees, expenses, or taxes)	15.02%	11.01%
Diversified Real Asset Blended Index (reflects no deduction for fees, expenses, or taxes)	0.22%	3.43%
In the Performance section, delete the second paragraph under the Average Annual Total Returns table and replace with the following:
Performance of a blended index shows how the Fund’s performance compares to a blend of indices with similar investment objectives. Performance of the components of the blended index are also shown. The weightings of the Diversified Real Asset Blended Index are as follows: 35% Barclays U.S. Treasury TIPS Index, 20% S&P Global Infrastructure Index, 20% S&P Global Natural Resources Index, 15% Bloomberg Commodity Index, and 10% FTSE EPRA/NAREIT Developed Markets Index. The custom or blended index returns reflect the allocation described in the preceding sentence.

FUND SUMMARY FOR MULTI-MANAGER EQUITY LONG/SHORT
On or about June 30, 2016, add the following paragraph to the Principal Investment Strategies section:
Systematic Quality/Value. A portion of the Fund’s assets is invested in long and short equity positions in large capitalization companies in the U.S., primarily in stocks within the S&P 500 Index. For this strategy, the sub-advisor seeks to purchase securities it believes to be undervalued and short positions it believes to be overvalued, based on the sub-advisor's analysis of the issuer’s financial reports and market valuation. The sub-advisor uses a systematic framework to create a diversified portfolio.
On or about June 30, 2016, under Principal Risks, delete the Leverage Risk and replace with the following:
Leverage Risk. Leverage created by borrowing or certain types of transactions or investment may impair the fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund’s net asset value, or diminish the fund’s performance. In particular, investing the proceeds of short sales may amplify leverage risk.

In the Management section, under Sub-Advisors, add the following to the alphabetical list of sub-advisors:
Gotham Asset Management, LLC (effective on or about June 30, 2016)

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Delete the last paragraph under Convertible Securities, and replace with the following:
Depending on the features of the convertible security, a fund will treat a convertible security as a fixed-income security, equity security, or preferred security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade. Many convertible securities are relatively illiquid.
Delete the first sentence under Preferred Securities, and replace with the following:
Preferred securities include preferred stock and various types of subordinated debt and convertible securities. Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and are junior to all forms of the company's senior debt, but may have "preference" over common stock in the payment of dividends and the liquidation of a company's assets.

MANAGEMENT OF THE FUNDS
Delete the third paragraph under The Sub-Advisors, and replace with the following:
The Diversified Real Asset and Multi-Manager Equity Long/Short Funds, part of the Principal Portfolio StrategiesSM, have multiple Sub-Advisors, and a team at Principal identified in each Fund summary determines the portion of those Funds’ assets each Sub-Advisor will manage and may reallocate Fund assets among the Sub-Advisors from time-to-time. This team shares authority and responsibility day-to-day portfolio management, with no limitation on the authority of one portfolio manager in relation to another. The decision to reallocate Fund assets between the Sub-Advisors may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors occur as a Sub-Advisor liquidates assets in the normal course of portfolio management or with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors
Under The Sub-Advisors, delete the biographies for Jake S. Anonson, Jessica S. Bush, Kelly A. Grossman, Marcus W. Dummer, and Benjamin E. Rotenberg, and replace with the following:
Jake S. Anonson initially joined Principal in 1998 and re-joined Principal in 2012 after working at Miles Capital from 2010-2012. Mr. Anonson is responsible for the asset allocation and manager selection for the Principal Portfolio StrategiesSM. Mr. Anonson earned a bachelor’s degree in Finance and Economics from the University of Northern Iowa and an M.B.A. from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.
Jessica S. Bush joined Principal in 2006. Ms. Bush is responsible for the asset allocation and manager selection for the Principal Portfolio StrategiesSM. Ms. Bush earned a bachelor’s degree in Business Administration from the University of Michigan. She has earned the right to use the Chartered Financial Analyst designation.
Marcus W. Dummer joined Principal in 2003. Mr. Dummer is responsible for the asset allocation and manager selection for the Principal Portfolio StrategiesSM. Mr. Dummer earned a bachelor’s degree in Finance and an M.B.A. from the University of Utah. He has earned the right to use the Chartered Alternative Investment Analyst designation.
Kelly A. Grossman joined Principal in 1991. Ms. Grossman is responsible for the asset allocation and manager selection for the Principal Portfolio StrategiesSM. Ms. Grossman earned a bachelor’s degree in Mathematics and Computer Science from the University of Northern Iowa. Ms. Grossman is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.
Benjamin E. Rotenberg joined Principal in 2014. Prior to that, he was employed at Cliffwater LLC from 2007-2011. Mr. Rotenberg is responsible for the asset allocation and manager selection for the Principal Portfolio StrategiesSM.

Mr. Rotenberg earned a bachelor’s degree in International Relations and Russian from Pomona College. He has earned the right to use the Chartered Financial Analyst and the Chartered Alternative Investment Analyst designations.
Under Sub-Advisor: Principal Global Investors, LLC (“PGI”), add the following sentence to the end of the first paragraph:
For the Blue Chip Fund, these services are provided by PGI doing business as "Aligned Investors".
On or about June 30, 2016, under The Sub-Advisors, add the following to the alphabetical list of sub-advisors:
Sub-Advisor: Gotham Asset Management, LLC (“Gotham”), 535 Madison Avenue, 30th Floor, New York, NY 10022, is a registered investment adviser that manages long/short and long-only investment strategies.
Gotham is the sub-advisor for the systematic quality/value portion of the Multi-Manager Equity Long/Short Fund.

DIVIDENDS AND DISTRIBUTIONS
In the sixth paragraph, delete www.principalfunds.com/investor/performance/distributions.htm, and replace with the following:
https://www.principalfunds.com/sources-of-distribution

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